UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2018

MACQUARIE INFRASTRUCTURE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-32384	43-2052503
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
125 West 55th Street, New York, New York	10019
(Address of principal executive offices)	(Zip code)

(212) 231-1000
(Registrant’s telephone number, including area code)

N.A.
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ⃞

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On September 5, 2018, Macquarie Infrastructure Corporation (the “Company”) announced that James Hooke has resigned as a director of the Company effective as of such date.  Mr. Hooke’s resignation is not a result of any disagreement with the Company, the Company’s management or the Board of Directors (the “Board”).

(d)  On September 5, 2018, the Board elected Amanda K. Brock and Maria Jelescu Dreyfus to serve as directors of the Company as of such date until the next annual meeting of shareholders.  The Board also voted to increase the size of the Board to nine directors.  Ms. Brock and Ms. Dreyfus will serve on the Audit Committee, Compensation Committee and Nominating and Governance Committee of the Board.  Ms. Brock and Ms. Dreyfus will receive compensation in accordance with the Company’s standard compensation arrangements for independent directors, which are described in the Company’s proxy statement for the 2018 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on March 29, 2018.  On September 5, 2018, the Board also elected Christopher Frost, the Company’s Chief Executive Officer, to serve as a director of the Company as of such date until the next annual meeting of shareholders, to fill the vacancy on the Board created by the resignation of Mr. Hooke.  Mr. Frost will not serve on any committees of the Board.

A copy of the press release issued by the Company with respect to these matters is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

99.1      Press Release of Macquarie Infrastructure Corporation, dated September 5, 2018.

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Macquarie Infrastructure Corporation, dated September 5, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 11, 2018

MACQUARIE INFRASTRUCTURE CORPORTION

By:	/s/ Christopher Frost
Name: Christopher Frost
Title: Chief Executive Officer